April 23, 2009

DREYFUS MUNICIPAL BOND OPPORTUNITY FUND (the “fund”)

Supplement to Prospectus dated September 1, 2008

The following information supersedes and replaces any contrary information contained in the section of the fund’s prospectus entitled “Management – Investment Adviser”:

The fund’s primary portfolio manager is James Welch, a position he has held since November 2001. Michael Faloon also serves as an additional portfolio manager, a position he has held since April 2009. Mr. Welch is a portfolio manager for Standish Asset Management Company LLC (“Standish”), an affiliate of Dreyfus, where he has been employed since April 2009. Mr. Welch manages a number of national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since 2001. Mr. Faloon is a portfolio manager for municipal bond mutual funds and is responsible for quantitative research at Standish, where he has been employed since 1999. Mr. Faloon has also been employed by Dreyfus since April 2009.